                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 3, 2003
                                                           -------------

                          COMMISSION FILE NO.: 0-26823

                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                     73-1564280
(STATE OR OTHER JURISDICTION OF                       (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)


           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)  EXHIBITS

              99.1     Press release, dated as of April 3, 2003


ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On April 3, 2003, Alliance Resource Partners, L.P. (the "Partnership"), announced via press release increased production in Central Appalachia and a notice, in accordance with the Worker Adjustment and Retraining Notification Act of 1988, of an impending reduction-in-force for one of its Illinois Basin operations. A copy of the Partnership's press release is attached hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



     ALLIANCE RESOURCE PARTNERS, L.P.


By:  Alliance Resource Management GP, LLC,
     its managing general partner


 By:  /s/ JOSEPH W. CRAFT III
     -------------------------------------
     Joseph W. Craft III
     President and Chief Executive Officer


Date: April 4, 2003

                                  EXHIBIT INDEX


      EXHIBIT
      NUMBER      DESCRIPTION
      -------     -----------

*      99.1       Press release dated as of April 3, 2003

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*      Filed herewith.